Exhibit 99.1

theglobe.com, inc.

SUBSCRIPTION AGREEMENT

theglobe.com, inc. (the "Company"), and the undersigned subscriber (the "Purchaser") hereby agree as follows:

1.

Offering.  The Purchaser has been advised that the Company has prepared a Confidential Private Placement Term Sheet dated June ___, 2003 and exhibits thereto (collectively the "Term Sheet"), a copy of which the Company has furnished to the Purchaser prior to the date hereof.  Pursuant to the Term Sheet, the Company is offering (the "Offering") up to 180 units (the “Units” or individually, the “Unit”).  Each unit consists of 100 shares of the Company’s Series G Automatically Converting Preferred Stock, $.001 par value (the “Series G Preferred Stock” and such shares, the “Shares”), and warrants to acquire 20 shares of the Series G Preferred Stock (the “Warrants”).  Each share of Series G Preferred Stock will automatically convert into 1,000 shares of the Company’s common stock, $.001 par value (the “Common Stock”), at such time as the Company files an amendment to its certificate of incorporation to increase its authorized shares of Common Stock from 100,000,000 shares to 200,000,000 shares (the “Capital Amendment”).  Similarly, upon the occurrence of the Capital Amendment, each Warrant to acquire a share of the Convertible Preferred Stock will thereafter automatically represent a warrant to acquire 1,000 shares of Common Stock.  The Warrants will be issued in the form attached as Exhibit C to the Term Sheet.  The exercise price of the Warrants will be set at an initial exercise price per share of Series G Preferred Stock equal to 1,000 times (recognizing the 1 for 1,000 conversion ratio of the Series G Preferred Stock into Common Stock) the closing price of the Common Stock on the OTC Bulletin Board on the business day immediately preceding the date of the first closing of any investment in the Units pursuant to the Offering (the “Initial Closing”).  After giving affect to the Capital Amendment, the Warrant will thereafter be exercisable only for shares of Common Stock and the Warrant Price will be divided by 1,000 and the number of shares exercisable upon exercise of the Warrant proportionally increased by a multiple of 1,000.  For example, if the initial exercise price of the Warrant is set at $1,250 per share of Series G Preferred Stock at the Initial Closing and this subscription is accepted thereafter but before the Capital Amendment, then for each Unit accepted by the Company the Purchaser will be issued a Warrant to acquire 20 shares of Series G Preferred Stock at $1,250 per share.  Similarly, if the closing of this subscription occurs subsequent to the Initial Closing and the Capital Amendment, then for each Unit accepted by the Company, the Purchaser will be issued a Warrant to acquire 20,000 shares of Common Stock at an exercise price of $1.25 per share of Common Stock.  The Shares, Warrants and shares of Common Stock issuable upon conversion of the Series G Preferred Stock or upon exercise of the Warrants are sometimes collectively referred to herein as the “Underlying Securities.”

The Units will be offered to persons who are "accredited investors," as that term is defined in Regulation D of the Securities Act of 1933, as amended (the "Securities Act").  All terms not otherwise defined herein shall have the same meaning as defined in the Term Sheet.  The Offering will continue and the Company will receive subscriptions for the Units until 5:00 p.m. Eastern Standard Time on July 31, 2003, unless the Company elects to extend the term of the Offering, without notice to investors, for up to an aggregate of 90 days from such date (inclusive of such extensions, the "Termination Date").  The Purchaser is subscribing for the number of Units set forth on page C-8 hereto.  Proceeds from the sale of the Units hereunder may be closed upon at any time or times after the Company receives an acceptable subscription and there is no minimum amount of proceeds which must be raised before the Company may accept a subscription.  If this subscription is not accepted, then the Purchaser’s funds will be promptly returned without interest thereon and without deduction.  Except as provided by applicable law, a subscription is irrevocable.

2.

Sale and Purchase of Units.  Subject to the terms and conditions hereof and the provisions described in the Term Sheet, the Purchaser irrevocably subscribes for the number of Units set forth on page C-8 hereof at a purchase price of Fifty Thousand Dollars ($50,000) per Unit (the "Purchase Price").  Subscriptions must be made for at least one (1) Unit ($50,000).  The Purchaser acknowledges that prior to the execution hereof, the Purchaser has received a copy of the Term Sheet and the books and records of the Company have been made available and continue to be available for inspection by the Purchaser at the offices of the Company.

3.

Payment by Purchaser.  Simultaneously with execution of this Agreement, the Purchaser shall make payment for the number of Units for which subscription has been made by delivering a cashier's or official bank check in the amount as set forth on page C-8 made payable to theglobe.com, inc.

4.

Acceptance of Subscription.  It is understood and agreed that the Company shall have the right, in its sole discretion, to accept or reject this subscription, in whole or in part, and that same shall be deemed to be accepted by the Company only when it is signed by the Company.  This subscription may not be terminated or revoked by the Purchaser other than in connection with and pursuant to applicable law.  In the event this subscription is rejected by the Company, the consideration for this subscription will be returned promptly to the Purchaser without interest and without deduction for any expenses.

5.

Closing.  The closing of the sale and purchase of Units described in Section 2 hereof (the "Closing") shall occur upon the Company's acceptance of Purchaser's subscription to purchase the Units.  The Company may reject Purchaser's subscription, in whole or in part, in its sole discretion and for any reason (or for no reason).  The Company will refuse any subscriptions by giving written notice to the Purchaser by personal delivery or first-class mail.  As soon as practicable after the Closing, the Company will deliver to the Purchaser a fully executed copy of this Agreement and shall issue the Purchaser as stock certificate representing the appropriate number of shares of Series G Preferred Stock (or if subsequent to the Capital Amendment, Common Stock), together with a Warrant in the appropriate number and exercise price, representing the right to acquire shares of the Series G Preferred Stock (or if subsequent to the Capital Amendment, Common Stock).

6.

Representations and Warranties by the Purchaser.  Purchaser represents and warrants to and covenants with the Company and to each other officer, director, manager, principal, member, controlling person, employee and agent of the Company that:

(a)

Investment Suitability.  The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units and the Underlying Securities;

(b)

Degree of Risk.  The Purchaser recognizes that the Purchaser's investment in the Units and the Underlying Securities involves a high degree of risk which may result in the loss of the total amount of the Purchaser's investment.  The Purchaser acknowledges that the Purchaser has carefully considered all risks incident to the purchase of the Units and the Underlying Securities and set forth in the Term Sheet and that the Purchaser has been advised and is fully aware that the business of the Company is highly speculative and involves a high degree of risk.

(c)

Information True and Correct.  All the information that the Purchaser has furnished to the Company, including without limitation, the information set forth in the Confidential Offeree-Purchaser Questionnaire, or which is set forth in this Agreement, is correct and complete as of the date of this Agreement and, if there should be any material change in such information prior to the Closing, Purchaser will immediately furnish the revised and corrected information to the Company.

(d)

Applicable Securities Laws.  The Purchaser intends that only the state securities laws of the state listed in the home address of the Purchaser in the Confidential Offeree-Purchaser Questionnaire, together with the federal securities laws, govern this transaction.

(e)

Access to Information.  By reason of Purchaser's business or financial experience, or the business or financial experience of his or her professional advisor who is unaffiliated with and who is not compensated by the Company, any affiliate thereof or selling agent thereof, directly or indirectly, Purchaser has the capacity and has taken all steps necessary to protect his or her own interests in connection with an investment in the Units and the Underlying Securities.  Purchaser has received and read a copy of the Term Sheet, has had the opportunity to obtain any additional information necessary to verify the accuracy of the information contained therein and to evaluate the merits and risks of the investment, and has been given the opportunity to meet with officials of the Company and to have said officials answer any questions regarding the Term Sheet and the terms and conditions of this particular investment, and all such questions have been answered to the Purchaser's full satisfaction.  In reaching the conclusion that the Purchaser desires to acquire the Units and the Underlying Securities, the Purchaser has carefully evaluated the Purchaser's financial resources and investments and acknowledges that the Purchaser is able to bear the economic risks of this investment.

(f)

Purchaser's Liquidity.  The Purchaser has adequate means of providing for Purchaser's current needs and personal contingencies and has no need for liquidity in connection with the investment contemplated herein.  Purchaser acknowledges that Purchaser must bear the economic risk of investment in the Units and the Underlying Securities for an indefinite period of time, and that Purchaser could bear a loss of Purchaser's entire investment in the Units and the Underlying Securities without materially impairing Purchaser's financial wherewithal.  Purchaser's overall commitment to investments which are not readily marketable is not disproportionate to the net worth of the Purchaser, and the Purchaser's investment in the Units and the Underlying Securities will not cause such overall commitment to become excessive.

(g)

Restrictions on Transfer.  Purchaser acknowledges and understands that neither the Units nor any of the Underlying Securities have been registered under the Securities Act or under any state securities laws and agrees that the Units and the Underlying Securities cannot be resold unless they are subsequently registered under the Securities Act or pertinent state securities acts unless an exemption from such registration is available; that the Purchaser agrees not to resell or otherwise dispose of all or any part of the Units or the Underlying Securities, except as permitted by law; that the transfer of the Units is restricted by the terms of this Agreement and that there is no assurance that Rule 144 under the Securities Act will be available as a basis for exemption from registration of the Units or any of the Underlying Securities.

(h)

Nondistributive Intent.  Purchaser understands that the exemption from registration under the Securities Act upon which the Units and the Underlying Securities are being offered depends upon, among other things, the bona fide nature of Purchaser's nondistributive intent with respect to the Units and the Underlying Securities as expressed herein.  The Purchaser is purchasing the Units and the Underlying Securities for investment for the account of the Purchaser, not for the account of any other person, and not with any present intention to resell or otherwise distribute the Units or any of the Underlying Securities.

(i)

Reliance Only on Term Sheet.  Purchaser acknowledges and represents that Purchaser has made the decision to invest in the Units and the Underlying Securities solely on the basis of information set forth in the Term Sheet and that neither the Company nor any officer, manager, director, employee or other person affiliated with the Company has given any information or made any representation, oral or written, other than as provided in the Term Sheet, on which Purchaser has relied in deciding to invest in the Units or any of the Underlying Securities including, without limitation, any information or representations with respect to the future operations of the Company or to the economic returns which may accrue to Purchaser as a result of the purchase of the Units or any of the Underlying Securities.

(j)

Information.  The information contained in the Confidential Offeree-Purchaser Questionnaire supplied with this Agreement is true and correct.  The Purchaser will provide to the Company such additional information as may be reasonably requested by them to enable them to satisfy themselves as to the knowledge and experience of the Purchaser and the Purchaser's ability to bear the economic risk of an investment in the Units and the Underlying Securities.

(k)

Power and Authority; Binding Agreement.  The Purchaser has all requisite legal capacity to acquire and hold the Units and the Underlying Securities and to execute, deliver and comply with the terms of each of the documents required to be executed and delivered by the Purchaser in connection with this subscription for the Units.  The execution and delivery by the Purchaser, and compliance by the Purchaser with, this Agreement, the Confidential Offeree-Purchaser Questionnaire and each other document required to be executed and delivered by the Purchaser in connection with this subscription for Units does not conflict with, or constitute a default under, any instrument governing the Purchaser, any law, regulation or order, or any agreement to which the Purchaser is a party or by which the Purchaser is bound.  This Agreement, the Confidential Offeree-Purchaser Questionnaire and each other document required to be executed and delivered by the Purchaser in connection with this subscription for Units have been duly executed by the Purchaser and each such agreement constitutes a valid and legally binding agreement of the Purchaser.

7.

Transfer of Units.

7.1

Legend.  Until the occurrence of one of the events specified in Section 7.2, any certificates representing the Units (or any of the Underlying Securities) shall be stamped or otherwise imprinted with a legend substantially in the following form:

THE INTERESTS EVIDENCED BY THIS CERTIFICATE (THE "SHARES/WARRANTS” [AS APPLICABLE]") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,  NOR UNDER ANY STATE SECURITIES ACT.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SHARES/WARRANTS [AS APPLICABLE] UNITS UNDER SUCH ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

7.2

Removal of Legend.  The restrictions imposed by Section 7.1 herein shall terminate as to some or all of the Units (or, as applicable, any of the Underlying Securities) if:

(a)

Such Units (or, as applicable, any of the Underlying Securities) shall have been effectively registered under the Securities Act and any applicable state law and sold by the holder thereof in accordance with such registration; or

(b)

Written opinions to the effect that such registration is no longer required or necessary under any federal or state law or regulation or governmental authority shall have been received from legal counsel for the Company.

8.

Indemnification - Representations of Purchaser.  As a material inducement to the Company in permitting Purchaser to purchase any of the Units hereby, purchaser represents and warrants that none of the representations or warranties made by Purchaser herein ("Purchaser Statements") contain any false or misleading statement.  Purchaser shall indemnify the Company (and their respective affiliates) to the extent that any of them incurs or suffers any damage, expenses (including, without limitation, attorneys' fees and expenses, even if incident to appeals), loss, claim, judgment or liability resulting from the Company's reliance upon any Purchaser Statement made by Purchaser.  In the event Purchaser refuses or fails to indemnify in accordance with this Section, the Company may withhold from any distributions to which Purchaser would otherwise be entitled, an amount sufficient to satisfy such indemnity obligation as a set-off, without limiting the right of the indemnified parties to proceed in any other legal, equitable or contractual remedy directly against Purchaser for the indemnity obligation.

9.

Registration Rights.  The Purchaser shall be entitled to the registration rights described on Exhibit A hereof with respect to the Underlying Securities.

10.

Notices.  All notices, requests, consents and other communications hereunder shall be in writing (including telex, telefax and other telegraphic communication) and shall be (as elected by the person giving such notice) delivered by messenger or courier service, or mailed first-class postage prepaid registered or certified mail:

(a)

If to any holder of the Units (or the Underlying Securities), addressed to such holder at the address set forth in the Confidential Offeree-Purchaser Questionnaire or at the Purchaser's or holder's address as shown on the books of the Company or the Purchaser's or holder's agent or to such other address as may from time to time be furnished to the Company in writing by any such holder.

(b)

If to the Company, addressed to the Company at 110 East Broward Boulevard, Suite 1400, Fort Lauderdale, FL  33301, Attention:  Edward A. Cespedes, or at such other address as may from time to time be furnished to the Purchaser in writing by the Company.

Each such notice shall be deemed delivered and received:  (i) on the date delivered if by personal delivery; (ii) on the date of transmission with confirmed answer back if by telex, telefax or other telegraphic method; and (iii) on the date upon which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, as the case may be, if mailed.

11.

Miscellaneous Provisions.  This Agreement represents the entire subject matter hereof, and supersedes all other negotiations, understandings and representations (if any) made by and between such parties.  All of the terms and provisions of this Agreement, whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, personal and other legal representatives, heirs, successors and permitted assigns.

The headings contained in this Agreement are for convenience of reference only, and shall not limit or otherwise affect in any way the meaning or interpretation of this Agreement.

If any part of this Agreement or any other agreement entered into pursuant hereto is contrary to, prohibited by or deemed invalid under applicable law or regulation, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given full force and effect so far as possible.  All agreements, covenants, representations and warranties made herein or otherwise made in writing by any party pursuant hereto shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.  It is expressly understood that Sections 6 through 11 hereof shall survive the Closing and (except as provided in

Exhibit A with respect to Section 9 hereof) any subsequent sale or other transfer by the Purchaser of a portion or all of the Units or the Underlying Securities.

This Agreement and all transactions contemplated by this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida without regard to principles of conflicts of laws.  The parties acknowledge that a substantial portion of negotiations, anticipated performance and execution of this Agreement occurred or shall occur in Broward County, Florida, and that, therefore, without limiting the jurisdiction or venue of any other federal or state courts, each of the parties irrevocably and unconditionally:  (a) agrees that any suit, action or legal proceeding arising out of or relating to this Agreement may be brought in the courts of record of the State of Florida in Broward County or the District Court of the  United States Southern District of Florida; (b) consents to the jurisdiction of each such court in any suit, action or proceeding; (c) waives any objection which that party may have to the laying of venue of any such suit, action or proceeding in any of such courts; and (d) agrees that service of any court paper may be effected on such party by mail, as provided in this Agreement, or in such other manner as may be provided under applicable laws or court rules in said state.

12.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[The remainder of this page has been intentionally left blank].

IN WITNESS WHEREOF, the Purchaser hereby executes this Agreement for _______ Units this _____ day of ____________, 2003.

For Individuals:

For Entities:

__________________________________

___________________________________

Signature

By  ________________________________

__________________________________

Name:

Printed Name

Title:

Dated:  ___________, 2003

Dated:  ___________, 2003

Enclosed is a cashier’s or official bank check in the amount of $________________.

AGREED as to _____ Unit(s) this ___ day of _____________, 2003.

theglobe.com, inc.

By ________________________

Name:

Edward A. Cespedes

Title:

President

EXHIBIT A

REGISTRATION RIGHTS

I.

Certain Defined Terms.  Defined terms used herein as not otherwise defined herein have the meaning set forth in the Subscription Agreement or, if not so defined, as set forth below:

A.

“Term Sheet” means the Confidential Private Placement Term Sheet dated on or about June 19, 2003 pursuant to which theglobe.com is offering Units.

B.

“Offering” means the offering of Units by the Company pursuant to the Term Sheet.

C.

“DPT Merger Agreement” means the Agreement and Plan of Merger dated on or about May 23, 2003 by and among the Company, Direct Partner Telecom, Inc., DPT Acquisition and certain other parties named therein.

D.

“DPT Warrants” means those warrants to acquire shares of Common Stock issued pursuant to the DPT Merger Agreement.

E.

“Performance Warrants” means the warrants to acquire shares of Common Stock which may be earned by the former stockholders of Direct Partner Telecom, Inc. (or their permitted successors and assigns) and released from escrow pursuant to the provisions of Article III of the DPT Merger Agreement.

F.

“Registrable Securities” shall mean shares of Common Stock issued pursuant to the Offering, all shares of Common Stock issuable upon exercise of the Warrants issued pursuant to the Offering, all shares of Common Stock issued pursuant to the DPT Merger Agreement, and all shares of Common Stock issuable upon exercise of the DPT Warrants issued pursuant to the DPT Merger Agreement, including the Performance Warrants if and to the extent then earned in accordance with the DPT Merger Agreement, together with any shares of Common Stock issued or issuable by way of a stock dividend or stock split or in connection with any recapitilization, merger, consolidation or other reorganization.  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company.

II.

Demand Registration.  Except as provided elsewhere in this Exhibit A, at any time after the one year anniversary of the first closing of Units pursuant to the Term Sheet, the holders (the “Holders”) of a majority of the combined number of shares of Common Stock (a) issued under the Offering or issuable upon exercise of the Warrants and (b) issued pursuant to the DPT Merger Agreement or issuable upon exercise of the DPT Warrants (excluding the Performance Warrants to the extent not then earned and released from escrow pursuant to the terms of the DPT Merger Agreement) shall be entitled to deliver written notice to the Company demanding the registration of all Registerable Securities (as hereinafter defined) or such lesser number as the Holders may elect; provided that the aggregate offering value of the Registrable

Securities to be included in such registration, as reasonably determined by the Company, must equal at least Five Million Dollars ($5,000,000).  Upon the written request of such Holders, the Company shall use its commercially reasonable efforts to cause to be registered under the Securities Act all of such Registerable Securities. The Holders whom elect to participate in the registration are called “Participating Holders.”  The Holders of the Registerable Securities may exercise the rights described in this Exhibit A one time only.

III.

Limitations on Demand Registration.  Notwithstanding any demand by the Holders hereunder, the Company shall not be required to effect any such registration, and may delay any such registration, at anytime during which: (i) the Company has pending, or reasonably anticipates filing within forty five (45) days of receipt of a demand for registration hereunder, its own registration statement for the public offering of shares of Common Stock by the Company; (ii) has pending, or has received a notice of demand registration relating to, a registration statement for the offer and sale of Common Stock by selling shareholders pursuant to other registration rights granted by the Company, whether or not outstanding prior to the date hereof; or (iii) the Company’s Board of Directors determines, in its good faith discretion, that such registration may have a material adverse effect on the Company or its plans or prospects; provided that, in any of such events, the Holders shall continue to have a demand right and the Company shall promptly notify the Holders of the foregoing and provide the Holders with an estimate of when they may exercise such demand registration again; and provided further that solely in the event of clause (iii) above, (x) the Company’s ability to delay such registration shall be limited  to durations of not longer than ninety (90) days and (y) the Company shall not delay more than once during any twelve month period.

IV.

Earlier Voluntary Registration by the Company.  Notwithstanding the demand right set forth in Section 2 above, the Company may at anytime prior to exercise of such demand by the Holders, file one or more registration statements pursuant to which it undertakes to register all or any portion of the Registrable Securities.  The Company will promptly notify the Holders of its intent to file any such registration statement, and if such a Holder desires to participate in the registration statement the Holder agrees to promptly provide the Company with the information specified in Section 6 below with regard to any Registrable Securities to be included in any registration statement filed pursuant to this Section.

V.

Other Registration Rights; Priority on Demand Registration.  The Holders acknowledge that the Company may register its own securities or securities of any other party on any demand registration or voluntary registration hereunder.  If, however, a demand registration is undertaken pursuant to Section 2 hereof, and such demand registration relates to an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting registration, the Company shall include in such registration only such number of Registrable Securities and other securities as the managing underwriters believe will not have such effect, allocated as follows (i) first, the number of Registrable Securities requested to be included in such registration, pro rata among the Holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (ii) second, the number of securities requested to be included in such registration by the Company or any such third party, reduced in the manner as agreed by the Company and any such third parties.

VI.

Furnish Information.  It shall be a condition precedent to the obligations of the Company to take any action hereunder with respect to the Registrable Securities that each of the Participating Holders furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities.

VII.

Expenses of Registration.  The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to this Exhibit for the Holders, including without limitation all registration, filing and qualification fees, printers’ and accounting fees relating or apportionable thereto but excluding the fees and disbursements of counsel to the Participating Holders.  The Participating Holders shall be responsible for payment of any underwriter’s or broker’s fee or commission with respect to the sale of their Registerable Securities.

VIII.

Registration Procedures.  Whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement or the Company has voluntarily undertaken such registration pursuant to Section 4 hereof, the Company shall use commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and in furtherance hereof, the Company shall as expeditiously as practicable:

A.

prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use  commercially reasonable efforts to cause such registration statement to become and remain effective; provided, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel, if any, selected by the Participating Holders copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel in a reasonable period of time;

B.

notify each Participating Holder of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

C.

furnish to each Participating Holder such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

D.

use commercially reasonable  efforts  to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Participating Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

E.

notify each Participating Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller or by its own initiative, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

F.

furnish to each Participating Holder a signed counterpart, addressed to such Participating Holder, of (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and (ii) a “comfort” letter signed by the independent public accountants who have certified the Company’s financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the comfort letter, with respect to events subsequent to the date of the financial statements), as are customarily covered (at the time of such registration) in opinions of issuer’s counsel and in comfort letters delivered to the underwriters in underwritten public offerings of securities.  If and to the extent that any registration relates to an underwritten public offering, such opinion and comfort letter shall be sufficient if it is in the form acceptable to the managing underwriter thereof.

G.

provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

H.

enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Participating Holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

I.

in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, the Company shall use commercially reasonable efforts promptly to obtain the withdrawal of such order.

IX.

Selection of Underwriter; Underwritten Offerings. In connection with any registration pursuant to Section 2 hereof, the holders of a majority of the Registrable Securities initially requesting registration hereunder shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval which shall not be unreasonably withheld or delayed.  No Holder may participate in any registration hereunder which is underwritten unless such Holder (i) agrees to sell such Holder's securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.  Any Holder of Registrable Securities to be included in any underwritten registration will be entitled at any time to withdraw such Registrable Securities from such registration prior to its effective date in the event that such Holder disapproves of any of the terms of the related underwriting agreement.

X.

Indemnification.  In the event any Registrable Securities are included in a registration statement pursuant to this Exhibit A:

A.

The Company will indemnify and hold harmless the Participating Holders, the partners or officers, directors and shareholders of the Participating Holders, legal counsel and accountants for the Participating Holders, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any Violation or alleged Violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws.  The Company will reimburse each Participating Holder for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Participating Holder; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit a Participating Holder, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Participating Holder to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

B.

Each Participating Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company and any underwriter, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Participating Holder expressly for use in connection with such registration; and such Participating Holder will reimburse any person intended to be indemnified pursuant to this subsection, for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Participating Holder (which consent shall not be unreasonably withheld).

C.

Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action (including any action by a governmental authority), such indemnified party (the “Indemnified Party”) will, if a claim in respect thereof is to be made against any indemnifying party (the “Indemnifying Party”) under this Section 10, deliver to the Indemnifying Party a written notice of the commencement thereof and the Indemnifying Party shall have the right to participate in, and, to the extent the Indemnifying Party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an Indemnified Party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding.  No Indemnifying Party shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a complete and full release from all liability in respect of such claim or litigation.  No Indemnified Party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an Indemnifying Party without the consent of such Indemnifying Party.

D.

If the indemnification provided for in this Section 10 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations.  The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

E.

No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  Notwithstanding anything to the contrary in this Section 10, no indemnifying party shall be required, pursuant to this Section 10, to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of securities in the offering to which the losses, claims, damages, liabilities or expenses of the indemnified party relate.

XI.

Amendments and Waivers.  The provisions of this Exhibit may be amended or waived only upon the prior written consent of the Company and the holders of at least sixty percent (60%) of the Registrable Securities.